CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	6 Months Ended	12 Months Ended
	Sep. 30, 2024	Sep. 30, 2025
Operating expenses:
General and administrative	$ 328,469	$ 5,416,619
Research and development	3,650	156,462
Sales and marketing		1,168,108
Total operating expenses	332,119	6,741,189
Loss from operations	(332,119)	(6,741,189)
Other (expense) income:
Interest income		418
Interest expense		(59,327)
Change in fair value of convertible notes payable		147,347
Gain from sale of marketable securities		104,656
Total other (expense) income, net		193,094
Loss before provision for income taxes	(332,119)	(6,548,095)
Provision for income taxes
Net loss	$ (332,119)	$ (6,548,095)
Weighted average shares outstanding Basic	9,044,585	11,741,353
Weighted average shares outstanding Diluted	9,044,585	11,741,353
Earning per share Basic	$ (0.04)	$ (0.56)
Earning per share diluted	$ (0.04)	$ (0.56)